Exhibit 10.1

Reference is hereby made to the Credit Agreement, dated as of June 20, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Regional Management Receivables II, LLC, as borrower, Regional Management Corp, as servicer, Credit Suisse AG, New York Branch, as structuring and syndication agent, Wells Fargo Bank, National Association (“Wells Fargo Bank”), as backup servicer, image file custodian and account bank, the Lenders from time to time party thereto, the Agents for the Lender Groups from time to time parties thereto and Wells Fargo Bank, as Administrative Agent. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

At the request of the Borrower, the Lenders in the Credit Suisse Lender Group hereby agree to increase the Commitment of the Credit Suisse Lender Group by $25,000,000 (as reflected below), effective upon payment of the fee due by the Borrower under the Credit Suisse Upfront Fee Letter in connection with such increase. In accordance with Section 2.04 of the Credit Agreement, the Borrower and the Lenders in the Credit Suisse Lender Group hereby agree that Schedule A-1 to the Credit Agreement is, upon payment of the fee due by the Borrower under the Credit Suisse Upfront Fee Letter in connection with such increase, hereby amended and replaced in its entirety with the following, which shall constitute the new Schedule A-1 to the Credit Agreement:

AMENDED AND RESTATED

SCHEDULE A-1

CREDIT SUISSE LENDER SUPPLEMENT

CLASS A

Lender Group:	Credit Suisse

Agent:	Credit Suisse AG, New York Branch

Address for Notices:

Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 4th Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

Telephone: ###-###-####

Class A Conduit Lender:	GIFS Capital Company, LLC

Commitment:	An amount not to exceed the commitment of Credit Suisse AG, Cayman Islands Branch

Address for Notices and Investing Office:	GIFS Capital Company, LLC 227 West Monroe St., Suite 4900 Chicago, Illinois 60606 Attention: Operations E-mail: ############@guggenheimpartners.com Telephone No.: (###) ###-#####

Class A Committed Lender:	Credit Suisse AG, Cayman Islands Branch

Commitment:	$85,000,000

Address for Notices and Investing Office:

Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 4th Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

Telephone: ###-###-####

Wire Information:

If for the Credit Suisse Lender Group:

Bank Name: Bank of New York, NY

Acct Name: Alpine Securitization LTD

ABA#: ###-###-###

Acct#: ############

Attn: ############

 ############

Ref: Regional Management

CLASS B

Lender Group:	Credit Suisse

Agent:	Credit Suisse AG, New York Branch

Address for Notices:

Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 4th Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

Telephone: ###-###-####

Class B Conduit Lender:	GIFS Capital Company, LLC

Commitment:	An amount not to exceed the commitment of Credit Suisse AG, Cayman Islands Branch

Address for Notices and Investing Office:	GIFS Capital Company, LLC 227 West Monroe St., Suite 4900 Chicago, Illinois 60606 Attention: Operations E-mail: ############@guggenheimpartners.com Telephone No.: (###) ###-#####

Class B Committed Lender:	Credit Suisse AG, Cayman Islands Branch

Commitment:	$15,000,000

Address for Notices and Investing Office:

Credit Suisse AG, New York Branch
Securitized Products Finance
Eleven Madison Avenue, 4th Floor
New York, New York 10010
Attention: Conduit and Warehouse Financing

E-mail: ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

 ############@credit-suisse.com

Telephone: ###-###-####

Wire Information:

If for the Credit Suisse Lender Group:

Bank Name: Bank of New York, NY

Acct Name: Alpine Securitization LTD

ABA#: ###-###-###

Acct#: ############

Attn: ############

 ############

Ref: Regional Management

ACKNOWLEDGED AND AGREED TO

AS OF THE DATE BELOW BY:

REGIONAL MANAGEMENT RECEIVABLES II, LLC,

as Borrower

By:	/s/ Peter R. Knitzer
Name: Peter R. Knitzer
Title: President and Chief Executive Officer
Date: May 23, 2018

ACKNOWLEDGED AND AGREED TO

AS OF THE DATE BELOW BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Class A Committed Lender and Class B Committed Lender

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Authorized Signatory
Date: May 23, 2018

By:	/s/ Jeffrey Traola
Name: Jeffrey Traola
Title: Authorized Signatory
Date: May 23, 2018

ACKNOWLEDGED AND AGREED TO

AS OF THE DATE BELOW BY:

GIFS CAPITAL COMPANY, LLC,

as Class A Conduit Lender and Class B Conduit Lender

By:	/s/ R. Scott Chisholm
Name: R. Scott Chisholm
Title: Authorized Signer
Date: May 23, 2018